Prospectus Supplement	August 23, 2019

Putnam VT Global Equity Fund
Prospectus dated April 30, 2019

Effective August 24, 2019, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

R. Shepherd Perkins, Chief Investment Officer, Equities, portfolio manager of the fund since 2011

Jacquelyne Cavanaugh, Portfolio Manager, Analyst, portfolio manager of the fund since 2019

Walter Scully, Portfolio Manager, Analyst, portfolio manager of the fund since 2019

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Effective August 24, 2019, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund? :

• Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years
R. Shepherd Perkins	2011	Putnam	Chief Investment Officer, Equities
		Management	Previously, Co-Head of Equities, Co-Head of International
		2011–Present	Equities
Jacquelyne	2019	Putnam	Portfolio Manager, Analyst
Cavanaugh		Management
		2012–Present
Walter Scully	2019	Putnam	Portfolio Manager, Analyst
		Management	Previously, Assistant Portfolio Manager, Analyst
		1996–Present

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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